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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c)
of the Securities Exchange Act of 1934

Check the appropriate box:
Preliminary Information Statement

Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
Definitive Information Statement

AUGUST BIOMEDICAL CORPORATION
(Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

No fee required
Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
Fee paid previously with preliminary materials.
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

AUGUST BIOMEDICAL CORPORATION

INFORMATION STATEMENT
SHAREHOLDER MAJORITY ACTION AS OF FEBRUARY 5, 2004

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

NOTICE IS HEREBY GIVEN TO ALL SHAREHOLDERS THAT A MAJORITY ACTION OF SHAREHOLDERS (THE "ACTION") OF AUGUST BIOMEDICAL CORPORATION ("AUGUST BIOMEDICAL" OR THE "COMPANY") WAS TAKEN ON FEBRUARY 5, 2004 BY THE MAJORITY SHAREHOLDERS IN ACCORDANCE WITH SECTIONS 78.315 AND 78.320 OF THE NEVADA REVISED STATUTES. THESE PERSONS COLLECTIVELY OWN IN EXCESS OF THE REQUIRED MAJORITY OF THE OUTSTANDING VOTING SECURITIES OF AUGUST BIOMEDICAL NECESSARY FOR THE ADOPTION OF THE ACTION.
1.	To approve a five-for-one forward split of the issued and outstanding shares of common stock;
2.	To approve the amendment of the Articles of Incorporation to:
	a.	change the name of August Biomedical from "August Biomedical Corporation" to "Pan American Energy Corp."; and
	b.	to change the authorized share capital of August Biomedical from 100,000,000 shares of common stock of with a par value of 0.001 to:
		i	170,000,000 shares of common stock with a par value of 0.001 per share; and
		ii.	25,000,000 shares of preferred stock with a par value of $0.001 per share.
3.	To approve the change of business of August Biomedical to oil and gas exploration and development;
4.	To ratify and approve the acquisition of the rights to certain oil and gas exploration leases located in Montana in an Agreement between August Biomedical, and Zone Exploration, Inc. and John Fredlund; and

5.	To adopt a stock option plan.

SHAREHOLDERS OF RECORD AT THE CLOSE OF BUSINESS ON FEBRUARY 5, 2004 SHALL BE ENTITLED TO RECEIPT OF THIS INFORMATION STATEMENT.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Scott Houghton

_________________________________

SCOTT HOUGHTON, SECRETARY &
CHIEF FINANCIAL OFFICER

Approximate date of mailing: March 1 , 2004

AUGUST BIOMEDICAL CORPORATION

1014 Robson Street, P.O. Box 73575, Vancouver, British Columbia V6E 4L9

INFORMATION STATEMENT FOR SHAREHOLDERS

The Board of Directors of August Biomedical Corporation, a Nevada corporation ("August Biomedical" or the "Company") is furnishing this INFORMATION STATEMENT to shareholders in connection with a majority action of shareholders (the "Action") of August Biomedical taken on February 5, 2004, in accordance with sections 78.315 and 78.320, respectively of the Nevada Revised Statutes. These stockholders collectively own in excess of the required majority of the outstanding voting securities of August Biomedical necessary for the adoption of the action. The following matters were approved:
1.	a five-for-one forward split of the issued and outstanding shares of common stock;
2.	the amendment of the Articles of Incorporation to:
	a.	change the name of August Biomedical from "August Biomedical Corporation" to "Pan American Energy Corp."; and
	b.	to change the authorized share capital of August Biomedical from 100,000,000 shares of common stock of with a par value of 0.001 to:
		i	170,000,000 shares of common stock with a par value of 0.001 per share; and
		ii.	25,000,000 shares of preferred stock with a par value of $0.001 per share.
3.	the change of business of August Biomedical to oil and gas exploration and development;
4.	the acquisition of the rights to certain oil and gas exploration leases located in Montana</> in an Agreement between August Biomedical, and Zone Exploration, Inc. and John Fredlund; and
5.	a stock option plan.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. PLEASE DO NOT SEND IN ANY OF YOUR STOCK CERTIFICATES AT THIS TIME.

This Information Statement is first being mailed on or about February 19, 2004. This Information Statement constitutes notice to August Biomedical's stockholders of corporate action by stockholders without a meeting as required by Chapter 607 of the Nevada Revised Statutes.

The date of this Information Statement is February 9, 2004.

QUESTIONS AND ANSWERS

Q: What am I being asked to approve?

A: You are not being asked to approve anything. This Information Statement is being provided to you solely for your information. Shareholders holding a majority of the outstanding voting common stock of August Biomedical (the "Majority Shareholders") have already agreed to approve:
1.	a five-for-one forward split of the issued and outstanding shares of common stock;
2.	the amendment of the Articles of Incorporation to:
	a.	change the name of August Biomedical from "August Biomedical Corporation" to "Pan American Energy Corp."; and
	b.	to change the authorized share capital of August Biomedical from 100,000,000 shares of common stock of with a par value of 0.001 to:
		i	170,000,000 shares of common stock with a par value of 0.001 per share; and
		ii.	25,000,000 shares of preferred stock with a par value of $0.001 per share.
3.	the change of business of August Biomedical to oil and gas exploration and development;
4.	and ratify the acquisition of the rights to certain oil and gas exploration leases located in Montana in an Agreement between August Biomedical, and Zone Exploration Inc and John Fredlund for cash consideration for these assets; and

5.	To adopt a new stock option plan.

Q: Why have the Board of Directors and the Majority Shareholders agreed to approve these actions?

A: All of these actions are necessary to enable August Biomedical to solidly move forward in its new business direction in the oil and gas exploration industry which management believes will provide its stockholders with greater opportunities.

Q: What are the basic terms of the purchase and sale agreement being undertaken?

A: August Biomedical will purchase a 100% working interest (82% net revenue interest) in oil and gas leases covering approximately 12,972 gross leasehold acres in Musselshell and Yellowstone counties of the State of Montana which comprise the "Horizontal Amsden Play". Under the terms of the agreement the total purchase price is $185,366. August Biomedical paid an initial deposit of $20,000 and is required to pay the balance of $165,366 60 on February 16, 2004 subject to its due diligence on the property being satisfactory. If August Biomedical proceeds with the acquisition following completion of its due diligence, August Biomedical is obligated to make project expenditures totaling $3,325,000 over a two year period in order to maintain the its rights to the property.

Q: Are there risks involved in the new business?

A: Yes. After the transaction is completed, August Biomedical's success will be totally dependent on the success of exploration activities conducted on the properties being acquired in Montana . August Biomedical is also required to raise substantial new capital in order to complete this and other acquisitions. There are no assurances that August Biomedical's new business operations or exploration activities will be profitable after the closing of the transaction. (See "INFORMATION CONCERNING NEW BUSINESS DIRECTION - Risks Related to New Business Direction of August Biomedical")

Q: When do you expect to complete the changes proposed in this Information Statement?

A: The forward split and the amendments to the articles of incorporation will become effective on the opening of business on the twenty first day following the mailing of this Information Statement to the stockholders of August Biomedical. August Biomedical will file the Articles of Amendment and notice of forward split with the Secretary of the State of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

August Biomedical has already changed its business direction and is currently looking to raise the necessary capital to complete its acquisition of its first purchase of oil and gas leases and is under negotiation with other parties to acquire other oil and gas properties.

Q: Do I have appraisal rights?

A: No. Nevada law only provides stockholders with appraisal rights in the event of a sale or exchange of all, or substantially all, of the property of a Nevada corporation, other than in the usual and regular course of business. Nevada does not provide for dissenter's rights of appraisal in connection with the recapitalization or other actions being taken by August Biomedical at this time.

Q: Who can I call with questions?

A: Please call legal counsel for August Biomedical at 604-659-9188 or Scott Houghton, the President of August Biomedical, at: 604- 632-0068 .

GENERAL INFORMATION

Outstanding Shares and Voting Rights

At February 5, 2004 (the "Record Date"), August Biomedical had 12,065,000 shares of common stock of no par value outstanding. These are the securities that would have been entitled to vote if a meeting was required to be held. Each share of common stock is entitled to one vote. The outstanding shares of common stock at the close of business on the Record Date for determining stockholders who would have been entitled to notice of and to vote on the amendments to August Biomedical's Articles of Incorporation, were held by approximately twenty-two (22) stockholders of record. In connection with the various outlined in this Information Statement, August Biomedical's Board of Directors and a majority of its shareholders, by written consent in lieu of a shareholders meeting, have agreed to: forward split the issued and outstanding share capital of August Biomedical on a five for one basis; amend the Articles of Incorporation of August Biomedical to change the name of August Biomedical to "Pan American Energy Corp." and create two classes of shares; adopt a new stock option plan; and ratify and approve the new business direction of August Biomedical to oil and gas exploration, and the purchase and sale agreement with Zone Exploration , Inc. and John Fredlund.

Approval of Forward Split. The primary purpose of the five for one forward split is to increase the number of total shares issued and outstanding of August Biomedical's common stock in order to ensure the existing share capital is not diluted on issuing shares from treasury in connection with a merger or an acquisition in the future. Further, the increase, while probably resulting in a lower trading price should August Biomedical shares become actively traded, will have the effect of increasing the shares available in the public float and making a more stable market for August Biomedical's stock.

Approval of the forward split requires the affirmative consent of at least a majority of the outstanding shares of common stock of August Biomedical. Majority Shareholders holding a total of 7,460,000 shares of common stock (61.83%), have already agreed to this action.

Approval of New Business Direction and Purchase Agreement. The purchase and sale agreement to acquire the rights to certain oil and gas leases in has effectively changed the business of August Biomedical. Ratification and approval of the new business direction of August Biomedical and the purchase and sale agreement requires the affirmative consent of at least a majority of the outstanding shares of common stock of August Biomedical. Majority Shareholders holding a total of 7,460,000 shares of common stock (61.83%), have already agreed to this action.

Approval of the Name Change. The proposed change of August Biomedical's name to "Pan American Energy Corp." is intended to convey more clearly a sense of August Biomedical's business as an oil and gas exploration company. Approval of the name change requires the affirmative consent of at least a majority of the outstanding shares of common stock of August Biomedical. Majority Shareholders holding a total of 7,460,000 shares of common stock (61.83%), have already agreed to this action.

Record Date

The close of business February 5, 2004, has been fixed as the record date for the determination of shareholders entitled to receive this Shareholders' Information Statement.

Expenses of Information Statement

The expenses of mailing this Information Statement will be borne by August Biomedical, including expenses in connection with the preparation and mailing of this Information Statement and all documents that now accompany or may hereafter supplement it. It is contemplated that brokerage houses, custodians, nominees, and fiduciaries will be requested to forward the Information Statement to the beneficial owners of the common stock held of record by such persons and that August Biomedical will reimburse them for their reasonable expenses incurred in connection therewith.

Interest of Certain Persons in Matters to Be Acted on

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed amendment to effect the forward split of August Biomedical's outstanding voting securities or in any action covered by the related resolutions adopted by the Board of Directors and the majority stockholder, which is not shared by all other stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information concerning the ownership of common stock with respect to shareholders who were known to August Biomedical to be beneficial owners of more than 5% of the common stock as of February 5, 2004, and officers and directors of August Biomedical individually and as a group. Unless otherwise indicated, the beneficial owner has sole voting and investment power with respect to such shares of common stock.

Name and address	Number of Shares	Percent of
of beneficial owner	beneficial Owned	Voting Stock

Scott C. Houghton	2,780,000(2)	22.6%(3)
1201 West Pender Street, Suite 2002
Vancouver, BC V6E 2V2

Korina Houghton	2,780,000 shares(4)	22.6%(3)
1238 Melville Street, Suite 1205
Vancouver, BC V6E 4N2

Arnold Howardson	2,100,000 shares(5)	17.1%(3)
6131 Greenwood Place
Nanaimo, BC V9V 1K6

Peter Whitehead	1,500,000 shares	13.7%(3)
2440 Queens Avenue
West Vancouver, BC V7V 2Y6

Nick MacKinnon	1,500,000 shares	13.9%(3)
2267 Marstrand Avenue
Vancouver, BC V6K 2H8

All Officers and Directors	4,880,000 shares(6)	39.1(7)
as a Group that consists of
three people

Notes:
(1)	The percent of class is based on 12,065,000 shares of common stock issued and outstanding as of February 5, 2004.
(2)	Of the shares represented, 2,500,000 are in the name of Scott C. Houghton and 60,000 shares are in the name of his wife, Korina Houghton, of which he is deemed to be the beneficial owner. Also in the number of shares represented, 220,000 represent options to purchase common shares. Of these options, 195,000 are held in the name of Scott C. Houghton and 25,000 are held in the name of Korina Houghton.

(3)	Percentage is calculated assuming the options beneficially held by this securities holder (but only this holder) have been exercised.
(4)	Of the shares represented, 60,000 are in the name of Korina Houghton and 2,500,000 shares are in the name of her husband, Scott C. Houghton, of which she is deemed to be the beneficial owner. Also in the number of shares represented, 220,000 represent options to purchase common shares. Of these options, 25,000 are held in the name of Korina Houghton and 195,000 are held in the name of Scott C. Houghton.

(5)	Of the shares represented, 1,900,000 are held by Mr. Howardson outright and 200,000 represent options to purchase common shares.
(6)	Of the shares represented, 4,460,000 are held outright and 420,000 represent options to purchase common shares. The shares and options held by Scott C. Houghton and Korina Houghton have only been included once, even though they are the beneficial holder of the securities of the other.

(7)	Percentage is calculated assuming the options held by the officers and directors have been exercised.

FORWARD SPLIT AND AMENDMENT TO ARTICLES OF INCORPORATION

Forward Split

The primary purpose of the forward split is to increase the number of total shares issued and outstanding of the August Biomedical's common stock in order to ensure the existing share capital is not diluted on issuing shares from treasury in connection with a merger or an acquisition in the future. Further, the increase, while probably resulting in a lower trading price should August Biomedical's shares become actively traded, will have the effect of increasing the shares available in the public float and making a more stable market for August Biomedical's stock.

The new shares of common stock issued pursuant to the forward split will be fully paid and non-assessable. All shares of common stock will have the same par value, voting rights and other rights as shares of the existing common stock have. Stockholders of August Biomedical do not have preemptive rights to acquire additional shares of common stock that may be issued. August Biomedical has no definitive plans or commitments to issue additional shares of common stock.

Name Change

The proposed amendment to August Biomedical's Articles of Incorporation will cause August Biomedical to change its name to "Pan American Energy Corp." This name change will better reflect August Biomedical's new business direction as an oil and gas exploration company.

Amendment to Authorized Share Capital

August Biomedical's current share capitalization consists of 100,000,000 shares of common stock with a par value of $0.001 per share. The proposed amendment will change the authorized share capital of August Biomedical to 170,000,0000 shares of common stock with a par value of $0.001 per share and 25,000,000 shares of preferred stock with a par value of $0.001 per share . These changes will allow the Board of Directors of August Biomedical increased flexibility in raising venture capital financing, acquisitions, and other corporate transactions.

Material Terms of the Common Stock. As of February 5, 2004, there were 12,065,000 shares issued and outstanding. On the effective date of the five for one forward split there will be 60,325,000 shares of common stock issued and outstanding. No shares will be issued in connection with the acquisition of the oil and gas leases from Zone Exploration, Inc. and John Fredlund.

The holders of shares of common stock are entitled to one vote for each share held of record on each matter submitted to shareholders. Shares of common stock do not have cumulative voting rights for the election of directors. The holders of shares of common stock are entitled to receive such dividends as the Board of Directors may from time to time declare out of funds of August Biomedical legally available for the payment of dividends. The holders of shares of common stock do not have any preemptive rights to subscribe for or purchase any stock, obligations or other securities of August Biomedical and have no rights to convert their common stock into any other securities.

On any liquidation, dissolution or winding up of August Biomedical, holders of shares of common stock are entitled to receive pro rata all of the assets of August Biomedical available for distribution to shareholders.

The foregoing summary of the material terms of the capital stock of August Biomedical does not purport to be complete and is subject in all respects to the provisions of, and is qualified in its entirety by reference to, the provisions of the Articles of Incorporation of August Biomedical, as amended by the Amendment to the Articles attached hereto as Exhibit A.

Material Terms of Preferred Stock. The Board of Directors will now have the option to issue one or more series of preferred stock with such designations, rights, preferences, limitations and/or restrictions as it should determine by vote of a majority of such directors. By way of illustration, preferred shares may have special rights and preferences which may include special voting rights (or denial of voting rights), special rights with respect to payment of dividends, conversion rights, rights of redemption, sinking funds, and special rights in the event of liquidation, as the Board may determine. These rights and preferences will be determined by the Board of Directors at the time of issue.

General

The foregoing amendments will become effective on the opening of business on the twenty first day following the mailing of this Information Statement to August Biomedical's stockholders; and any executive officer, as required by the Nevada Law, is entitled to execute and file the Articles of Amendment with the Secretary of the State of the State of Nevada and such other agencies or entities as may be deemed required or necessary.

Following the forward split and name change, the share certificates you now hold will continue to be valid. In the future, new share certificates will be issued bearing the new name, but this in no way will affect the validity of your current share certificates. The forward split and name change will occur on the effective date without any further action on the part of stockholders of August Biomedical and without regard to the date or dates on which share certificates representing shares of pre-split common stock actually are surrendered by each holder thereof for certificates representing the number of shares of post-split common stock which each such stockholder is entitled to receive as a consequence of the forward split. After the effective date of the forward split and name change, each share certificate representing shares of pre-split common stock will be deemed to represent five shares of post-split common stock. Certificates representing post-split common stock and bearing our new name will be issued in due course as old share certificates are tendered for exchange or transfer to our transfer agent: Pacific Stock Transfer Company, 500 E. Warm Springs Road, Ste 240, Las Vegas NV 89119.

The share certificates representing shares of new common stock will contain the same restrictive legend as is on the shares of existing common stock in exchange for which the new shares are being issued. As applicable, the time period during which a stockholder has held the existing common stock will be included in the time period during which such stockholder actually holds the share certificates representing the additional new common stock received as a result of the share divisions for the purposes of determining the term of the restrictive period applicable to the new common stock.

INFORMATION CONCERNING NEW BUSINESS DIRECTION

General

The Board of Directors and majority of August Biomedical's stockholders have approved the change of business direction of August Biomedical to oil and gas exploration and ratified and approved the purchase and sale agreement by and between August Biomedical, Zone Exploration, Inc. and John Fredlund. This decision was based on several factors including the belief that the oil and gas exploration industry will offer the stockholders of August Biomedical a better opportunity to maximize shareholder value in the future.

History of Business Operations of August Biomedical

August Biomedical was incorporated under the laws of the state of Nevada on May 26, 2000. Prior to July of 2000, the August Biomedical 's business activities were limited to organization and initial financing. August Biomedical entered into an agreement dated July 15, 2000 (the "McPherson Agreement") with John MacPherson ("MacPherson"). Under the terms of the McPherson Agreement, August Biomedical was granted an option to acquire the Flint Mineral Claim in the Slocan Mining Division of British Columbia, Canada. The terms of the McPherson Agreement required August Biomedical to make certain payments and complete certain exploration work on the Flint Mineral Claim in order to exercise the Option, including the making of a $50,000 payment on June 30, 2002. Although the exploration work conducted by August Biomedical on the Flint Mineral Claim was encouraging, August Biomedical was not able, due to weather conditions, to complete sufficient exploration work to permit its geological consultant to recommend the making of the payment due June 30, 2002 and MacPherson was not willing it to extend the payment date with the result that August Biomedical's option was terminated. Following termination of the McPherson Agreement, August Biomedical acquired a proprietary potential technology for cancer detection known as the CERVeyorTM Technology.

August Biomedical acquired the CERVeyorTM Technology from Nicolas B MacKinnon ("MacKinnon") by an agreement dated August 16, 2002 (the "MacKinnon Agreement"). Under the terms of the MacKinnon Agreement August Biomedical paid $20,000 to MacKinnon to acquire the CERVeyorTM Technology. Under the terms of the MacKinnon Agreement MacKinnon had the right to re-acquire the CERVeyorTM Technology for the return of the purchase price the if August Biomedical failed to complete financing to raise net proceeds of $200,000 US within 90 days of the date of the MacKinnon Agreement (which financing was completed) and a further $800,000 US within 180 days of the date of the MacKinnon Agreement (which financing was not completed). Consequently, on June 11, 2003 MacKinnon returned the Purchase Price to August Biomedical and August Biomedical lost the CERVeyorTM Technology.

August Biomedical entered into an option agreement dated September 9, 2002 (the "Biomax Agreement") with Biomax Technologies ("BT"). Under the terms of the Biomax Agreement August Biomedical paid $20,000 to acquire an option to acquire United States Patent Number 6,021,344, a patent covering a fluorescence scope system for dermatologic diagnosis (the "ORALview Technology"). In order to exercise the option August Biomedical was required to pay $180,000 US to BT on or before January 30, 2003. August Biomedical borrowed $200,000 from 648613 B.C. Ltd (the "Lender") to permit it to exercise the Option. August Biomedical was unable to repay the loan when required and the Lender exercised its right under the terms of a loan and security agreement dated July 9, 2003 to cause August Biomedical to convey the ORALview Technology to the Lender in satisfaction of the loan.

By an agreement dated December 15, 2003 August Biomedical acquired the right to purchase certain oil and gas leases in Montana comprising the "Horizontal Amsden Play" from Zone Exploration, Inc. and a Mr. John Fredlund (together "Zone"). By entering into this agreement August Biomedical has become a junior oil and gas exploration company.

The "Horizontal Amsden Play" is located in Musselshell and Yellowstone Counties, Montana. The Horizontal Amsden Play is based on the theory that commercial oil production can be obtained from a formation known as the Amsden Formation which occurs in Central Montana using modern horizontal drilling technologies. August Biomedical has obtained the right to acquire an interest in oil and gas leases covering approximately 12,972 gross leasehold acres (approximately 9,268 net leasehold acres) from Zone Exploration, Inc. of Billings, Montana as more particularly described below under the heading "Agreement of Sale & Purchase". Subject to completion of due diligence and obtaining financing, August Biomedical proposes to complete the acquisition of the leases from Zone and to proceed with development of the Horizontal Amsden Play.

Glossary of Terms

Gross leased acre:	A leased acre in which a working interest is owned, without regard to the size of the interest.

Leases:	Full or partial leasehold interests in oil and gas prospects, authorizing the owner thereof to drill for, reduce to possession and produce and sell oil and gas, subject to the payment of rentals, bonuses and/or royalties.

Horizontal Drilling:	directional drilling where the departure from the well vertical exceeds 80 degrees. Horizontal drilling permits intersection with the target zone over a greater distance offering potential for enhanced production.

Net leased acres:	One net leased acre is deemed to exist when the sum of the fractional working interests owned in gross acres equals one. The number of net acres is the sum of the fractional working interests owned in gross acres.

Net Revenue Interest:	That percent of the production revenue allocated to the working interest after first deducting proceeds allocated to royalty interests.
Working Interest:	A working interest in an oil or gas property is one that is burdened with the cost of development and operation of the property, such as the responsibility to share expenses of drilling completed or operating oil and gas property, according to working or operating mineral interest in any tract or parcel of land. Rights to overriding royalties, production payments, and the like do not constitute working interests because they are not burdened with the responsibility to share expenses of drilling, completing, or operating oil and gas property.

Oil & Gas Leases Being Acquired

Pursuant to an agreement dated December 15, 2003 and executed December 18, 2003 (the "Agreement") between August Biomedical, Zone Exploration, Inc. and John Fredlund, August Biomedical acquired the right to purchase a 100% working interest (82% net revenue interest) in oil and gas leases covering approximately 12,972 gross leasehold acres (approximately 9,268 net leasehold acres) in Musselshell and Yellowstone counties of the State of Montana (more particularly described below under the heading "The Property") which comprise the Horizontal Amsden Play. Under the terms of the Agreement the total purchase price of $185,366 (the "Purchase Price") is payable as follows:

a.	$20,000 initial deposit on execution of the Agreement (which sum has been paid); and
b.	the balance of $165,366 60 days following the date of execution of the Agreement (February 16, 2004).

During the 60 day period prior to payment of the balance August Biomedical will complete its due diligence to confirm title to the leases and the feasibility of the play.

In the event that August Biomedical determines to proceed with the acquisition following completion of its due diligence, August Biomedical will be obligated to make project expenditures totaling $3,325,000 (the "Project Expenditures") over a two year period as follows:

YEAR 1	Amount	Purpose

March 17, 2004	$300,000.00	Acquisition of additional
		Prospect leases (15,000 acres)

April 16, 2004	$200,000.00	Acquisition of additional
		Prospect leases (10,000 acres)

	$300,000.00	Negotiations and Purchase
		of existing vertical oil well
		properties (2-6 wells possible)

June 15, 2004	$300,000.00	Acquisition of additional
		Prospect leases (15,000 acres)

	$200,000.00	3-D seismic survey at
		Wolf Springs field

October 13, 2004	$1,200,000.00	Drilling participation budget
		For 1, 2 or 3-well program

YEAR 2	Amount	Purpose

First 9 months	$750,000.00	Drilling participation budget
		For additional drilling

	$75,000.00	2nd year lease rentals

TOTAL 2-YR. BUDGET:	$3,325,000.00

In order to make payment of the balance of the Purchase Price and make the Project Expenditures, August Biomedical will need to obtain funding either through the sale of its equity securities or by borrowing or by joint venturing its interests with other parties. At this point August Biomedical does not have an equity or debt financing arranged and has not identified any potential joint venture parties. There is no assurance that financing or joint venture funding will be available to August Biomedical.

In the event that August Biomedical defaults in the payment of any portion of the Purchase Price and fails to cure such default within 14 days of notice from Zone, it will be subject to forfeiture of its interest to Zone.

In the event that August Biomedical defaults in making any required Project Expenditures, the default will be covered by the applicable operating agreement which typically provides for the party in default to be obligated to pay the other parties with interest or to suffer the dilution of their interest on an accelerated basis if the other parties are forced to advance their share of expenditures.

The leases will be subject to royalties in favor or Zone and the landowners totaling 18% so that August Biomedical will obtain an 82% net revenue interest.

Under the terms of the Agreement August Biomedical will enter into an area of mutual interest agreement (the "AMI Agreement") with Zone. The AMI Agreement will provide for how the parties will deal with leasehold interests acquired within a defined area of interest in the general area of the currently held leases (the "Area of Mutual Interest"). The AMI Agreement will have a term of five years. Under the terms of the AMI Agreement Zone will be obligated to offer to August Biomedical any leases that it acquires within the Area of Mutual Interest at a fixed price of $20.00 per acre subject to an overriding royalty in favor of Zone equal to the lesser of 3% of net revenue or the difference between existing lease burdens and 80% net revenue interest. If August Biomedical acquires any leases within the Area of Mutual Interest it will assign to Zone a royalty of the lesser of 3% or the difference between existing lease burdens and 80% net revenue.

Under the terms of the Agreement August Biomedical will also enter into a brokerage agreement with Zone (the "Brokerage Agreement"). The terms of the Brokerage Agreement will require August Biomedical to retain Zone to act as its broker with respect to the acquisition of additional oil and gas leases in the Horizontal Amsden Play area. August Biomedical will pay Zone $350 per day plus reimbursement of expenses for work done under the Brokerage Agreement.

History of Horizontal Amsden Play. The Horizontal Amsden Play was developed by Zone. It gathered the prospect ideas of three geologists with experience in the area into the synthesis of a regional play. The play comprises eight separate prospects, five of which offset or lie within fields with wells currently producing from the Amsden zone. Wells producing from the Amsden formation have yielded some of the most prolific production in the State of Montana. The play is based on the assumption that modern horizontal drilling techniques have the potential to allow greater production than from vertical holes.

The Property

August Biomedical presently does not own any material property and has no plants. If August Biomedical completes its planned purchase of the Horizontal Amsden Play it will hold a 100% working interest (82% net revenue interest) in the following leases:

Oil and Gas Leases - Musselshell and Yellowstone Counties, Montana (USA)

Lessors	Lessee/Lease Date/	Land Description/
	Term Length	Net Acres	Recording

North Mason Lake and Stag-Summit Prospects

State of Montana	John Fredlund	Township 10 North, Range 24 East
(34,875-02)	12-3-2002	Section 36: All
10 years
Containing 640.0 acres, more or less.
Musselshell Co., Montana
(640.0 net acres)

John Fredlund,	Zone Exploration, Inc.	Township 9 North, Range 24 East
et ux Bess Snyder	9-1-2003	Section 2: S2
	5 years	Section 11: Lots 1-4, N2S2, N2
Section 12: E2, SW

Containing 1,402.46 acres, more or less.
Musselshell Co., Montana
(105.90 net acres)

John Fredlund,	Zone Exploration, Inc.	Township 9 North, Range 25 East
et ux Bess Snyder	9-1-2003	Section 19: Lots 1, 2, E2NW
5 years
Containing 161.40 acres, more or less.
Musselshell Co., Montana
(20.18 net acres)

State of Montana	John Fredlund	Township 9 North, Range 25 East
(34,872-02)	12-3-2002	Section 16: All
10 years
Containing 640.0 acres, more or less.
Musselshell Co., Montana
(640.0 net acres)
AgAmerica, FCB	John Fredlund	Township 9 North, Range 25 East	Book 373
(FCB 01-0164)	5-10-2001	Section 9: S2	Page 707
5 years
Containing 320.0 acres, more or less.
Musselshell Co., Montana
(160.0 net acres)

AgAmerica, FCB	John Fredlund	Township 9 North, Range 25 East	Book 385
(FCB 02-0161)	12-9-2002	Section 17: All	Page 164
5 years
Containing 640.0 acres, more or less.
Musselshell Co., Montana
(320.0 net acres)

Bryan W. Adolph,	Zone Exploration, Inc.	Township 9 North, Range 25 East	Book 385
et ux Kathy J.	9-15-2003	Section 7: Lots 3, 4, E2SW, NE	Page 687
	7 years	Section 8: W2W2
Section 15: W2
Section 17: W2
Section 18: NE
Section 22: SE

Containing 1,442.08 acres, more or less.
Musselshell Co., Montana
(1,091.95 net acres)

USA	John Fredlund	Township 9 North, Range 25 East
(MTM-85136)	7-1-1996	Section 10: All
	10 years	Section 15: E2
Section 22: N2NW

Containing 1,040.0 acres, more or less.
Musselshell Co., Montana
(1,040.0 net acres)

USA	John Fredlund	Township 9 North, Range 25 East
(MTM-85137)	7-1-1996	Section 18: SE
	10 years	Section 19: E2
Section 20: All

Containing 1,120.0 acres, more or less.
Musselshell Co., Montana
(1,120.0 net acres)

USA	John Fredlund	Township 9 North, Range 25 East
(MTM-85370)	7-1-1996	Section 22: NE, S2NW
10 years
Containing 240.0 acres, more or less.
Musselshell Co., Montana
(240.0 net acres)
USA	John Fredlund	Township 9 North, Range 25 East
(MTM-85545)	9-1-1996	Section 22: SW
10 years
Containing 160.0 acres, more or less.
Musselshell Co., Montana
(160.0 net acres)
Conoco Prospect
State of Montana	John Fredlund	Township 9 North, Range 25 East
(34,873-02)	12-3-2002	Section 36: All
10 years
Containing 640.0 acres, more or less.
Musselshell Co., Montana
(640.0 net acres)
Gage Dome Prospect
USA	John Fredlund	Township 9 North, Range 26 East
(MTM-85735)	11-1-1996	Section 8: SE
	10 years	Section 14: SESE
Section 18: Lots 1, 2

Containing 282.89 acres, more or less.
Musselshell Co., Montana
(282.89 net acres)

USA	John Fredlund	Township 9 North, Range 26 East
(MTM-84837)	2-1-1996	Section 21: All
10 years
Containing 640.0 acres, more or less.
Musselshell Co., Montana
(640.0 net acres)

Delphia Prospect
State of Montana	John Fredlund	Township 9 North, Range 27 East
(34,874-02)	12-3-2002	Section 36: All, excpt RR r/w
10 years
Containing 613.50 acres, more or less.
Musselshell Co., Montana
(613.50 net acres)

USA	John Fredlund	Township 9 North, Range 27 East
(MTM-85736)	11-1-1996	Section 21: E2
	10 years	Section 22: SWNE, S2NW, SW

Containing 600.0 acres, more or less.
Musselshell Co., Montana
(600.0 net acres)
Hawk Creek Prospect
John Fredlund,	Zone Exploration, Inc.	Township 8 North, Range 29 East
et ux Bess Snyder	9-1-2003	Section 2: Lots 13-20
5 years
Township 8 North, Range 30 East
Section 6: Lots 4, 5, 12, 13, 20, 21,
25, 26, E2SW, W2SE, NESE
Section 18: Lots 1-4, E2W2, E2

Containing 1,429.81 acres, more or less.
Musselshell Co., Montana
(89.91 net acres)
Wolf Springs Prospect
Charles Ruthern Horton,	Reger Oil, Inc.	Township 7 North, Range 32 East	Doc No.
aka Charles R. Horton	6-22-2000	Section 19: Lots 2-4, SENW, S2NE,	3096057
aka Charley R. Horton	5 years	E2SW, SE
Section 30: E2

Containing 800.0 acres, more or less.
Yellowstone Co., Montana
(152.0 net acres)

Charles Rockwood Horton Reger Oil, Inc.		Township 7 North, Range 32 East	Doc No.
aka Charles Rocky Horton 8-3-2000		Section 19: Lots 2-4, SENW, S2NE,	3264951
	5 years	E2SW, SE
Section 30: E2

Containing 800.0 acres, more or less.
Yellowstone Co., Montana
(48.0 net acres)

Jeffrey D. Horton,	Reger Oil, Inc.	Township 7 North, Range 32 East	Doc No.
Personal Representative	7-24-2000	Section 19: Lots 2-4, SENW, S2NE,	3264952
of the Estate of	5 years	E2SW, SE
Roland Dean Horton,		Section 30: E2
deceased
Containing 800.0 acres, more or less.
Yellowstone Co., Montana
(184.0 net acres)

The leases cover approximately 12,972 gross acres (9,268 net acres).

The leases are subject to royalties totaling 18% in favor of the landowners and Zone.

Competitors

August Biomedical's competitors include major oil companies and other independent operators, most of which have financial resources, staffs and facilities substantially greater than August Biomedical. Competition in the oil and gas industry is intense. August Biomedical also face intense competition in obtaining capital for drilling and acquisitions and are at a competitive disadvantage compared with larger companies.

Regulations

No approvals by any governmental authority are required in order to complete the matters outlined in this Information Statement, other than filing the Amendment of the Articles of Incorporation with the Secretary of State in Nevada.

The production and sale of oil and gas are subject to various federal, state and local governmental regulations, which may be changed from time to time in response to economic or political conditions. Matters subject to regulation include discharge permits for drilling operations, drilling bonds, reports concerning operations, the spacing of wells, unitization and pooling of properties, taxation and environmental protection. From time to time, regulatory agencies have imposed price controls and limitations on production by restricting the rate of flow of oil and gas wells below actual production capacity in order to conserve supplies of oil and gas. Changes in these regulations could have a material adverse effect on August Biomedical.

Environmental Laws

August Biomedical will also have to sustain the cost of reclamation and environmental remediation for all work undertaken which causes sufficient surface disturbance to necessitate reclamation work. Both reclamation and environmental remediation refer to putting disturbed ground back as close to its original state as possible. Other potential pollution or damage must be cleaned-up and renewed along standard guidelines outlined in the usual permits. Reclamation is the process of bringing the land back to a natural state after completion of exploration activities. Environmental remediation refers to the physical activity of taking steps to remediate, or remedy, any environmental damage caused, i.e. refilling trenches after sampling or cleaning up fuel spills.

Employees

As of February 5, 2004, August Biomedical has no employees other than its three officers. August Biomedical conducts its business largely through agreements with consultants and arms-length third parties. August Biomedical is not a party to any labor contract or collective bargaining agreement.

Facilities

August Biomedical's new corporate headquarters will be located in the United States. August Biomedical is currently locating suitable permanent office space. Until that time, August Biomedical's administrative functions will be directed from out of temporary office space located at 6644 North Ocean Boulevard, Ocean Ridge, Florida 33435 at no cost to August Biomedical.

Risks Related to the New Business Direction of August Biomedical

The following is a summary of some of the risk factors which may have an impact on the August Biomedical's new business direction:

August Biomedical's exploration project is in development and as such August Biomedical has no current revenues and will incur losses for the foreseeable future.

August Biomedical is currently initiating its new business plan. Accordingly, it has a limited operating history upon which to base an evaluation of its business and prospects. August Biomedical has not as yet generated revenues from operations. The development of its oil and gas exploration project to the point necessary to achieve commercial production will take a significant additional investment in capital. Accordingly, August Biomedical will continue to incur losses for some time to come. August Biomedical may not successfully implement all or any of its business strategies or successfully address the risks and uncertainties that it encounters.

If August Biomedical is unable to raise the necessary funding, as required, to finalize the acquisition of the Horizontal Amsden Play and for Project Expenditures, it will not be able to complete its Business Plan.

As of November 30, 2003, August Biomedical had a working capital deficiency of $75,798. August Biomedical projects that it will need to raise approximately $2,860,000 in order to execute its new business plan over the next 12 months. August Biomedical currently does not have any firm commitments for financing and it may not be able to obtain financing in which event it will be unlikely that August Biomedical will be able to pursue its business operations. An immediate financial need is a payment for the acquisition of the Horizontal Amsden Play in the amount of $165,366 due on February 16, 2004. This payment must be made by August Biomedical if August Biomedical is to acquire the Horizontal Amsden Play. Obtaining financing for this and other purposes will depend upon a number of factors, including the market for financing oil and gas startups and the attractiveness of our business plan to investors. These factors may make the timing, amount, terms or conditions of additional financing unavailable to it.

Because August Biomedical's officers and directors own a significant number of shares of its common stock, they may control all major corporate decisions, and August Biomedical's other stockholders may not be able to influence these decisions.

August Biomedical's officers and directors own approximately 39% of the outstanding shares of our common stock. Accordingly, they will have the control necessary to influence the outcome of all corporate transactions or other matters, including the election of the directors. The interests of the officers and directors may differ from the interests of the other stockholders.

August Biomedical's common stock is "penny stock", with the result that trading of its common stock in any secondary market is impeded.

The Securities and Exchange Commission has adopted rules that regulate broker-dealer practices in connection with transactions in penny stocks. Penny stocks are generally equity securities with a price of less than $5.00, other than securities registered on certain national securities exchanges or quoted on the Nasdaq system, provided that current price and volume information with respect to transactions in such securities is provided by the exchange or system. The penny stock rules require a broker-dealer, prior to a transaction in a penny stock, to deliver a standardized risk disclosure document prepared by the Commission, that: (a) contains a description of the nature and level of risk in the market for penny stocks in both public offerings and secondary trading; (b) contains a description of the broker's or dealer's duties to the customer and of the rights and remedies available to the customer with respect to a violation to such duties or other requirements of Securities' laws; (c) contains a brief, clear, narrative description of a dealer market, including bid and ask prices for penny stocks and the significance of the spread between the bid and ask price; (d) contains a toll-free telephone number for inquiries on disciplinary actions; (e) defines significant terms in the disclosure document or in the conduct of trading in penny stocks; and (f) contains such other information and is in such form, including language, type, size and format, as the Commission shall require by rule or regulation. The broker-dealer also must provide, prior to effecting any transaction in a penny stock, the customer with: (a) bid and offer quotations for the penny stock; (b) the compensation of the broker-dealer and its salesperson in the transaction; (c) the number of shares to which such bid and ask prices apply, or other comparable information relating to the depth and liquidity of the market for such stock; and (d) a monthly account statements showing the market value of each penny stock held in the customer's account. In addition, the penny stock rules require that prior to a transaction in a penny stock not otherwise exempt from those rules; the broker-dealer must make a special written determination that the penny stock is a suitable investment for the purchaser and receive the purchaser's written acknowledgment of the receipt of a risk disclosure statement, a written agreement to transactions involving penny stocks, and a signed and dated copy of a written suitability statement. These disclosure requirements may have the effect of reducing the trading activity in the secondary market for our stock.

Substantially all of August Biomedical's investment is tied up in one property, and if that prospect is not productive of oil or natural gas, August Biomedical will be forced to seek additional opportunities.

Substantially all of August Biomedical's current capital investment is tied up in the Horizontal Amsden Play. Since this prospect is not currently developed, August Biomedical is dependent on being able to prove production for additional cash flow. If August Biomedical are unable to prove that such prospect can be productive of oil and natural gas, it will be forced to seek additional investments. Investigating and locating suitable property for acquisition is expensive and time consuming. Even if August Biomedical is successful in identifying one or more additional properties for acquisition, there is no assurance that it can obtain such property at reasonable prices or that sufficient working capital will be available. August Biomedical's dependence on a single prospect property for cash flow increases the risk of its future success.

August Biomedical's operations will be effected by future oil and natural gas prices that fluctuate widely, and low prices could have a material adverse effect on future operations.

August Biomedical's future success will depend largely on the prices received for natural gas and oil production. Prices received also will affect the amount of future cash flow available for capital expenditures and may affect the ability to raise additional capital. Lower prices may also affect the amount of natural gas and oil that can be economically produced from reserves either discovered or acquired.

Prices for natural gas and oil fluctuate widely. For example, natural gas and oil prices declined significantly in 1998 and 2001, and, for an extended period of time, remained below prices obtained in previous years. Factors that can cause price fluctuations include:

  The level of consumer product demand;
  Weather conditions;
  Domestic and foreign governmental regulations;
  The price and availability of alternative fuels;
  Political conditions in natural gas and oil producing regions;
  The domestic and foreign supply of natural gas and oil;
  The price of foreign imports; and
  Overall economic conditions.

August Biomedical is in the oil and natural gas business that involves many operating risks that can cause substantial losses.

The oil and natural gas business involves a variety of operating risks, including:

  Fires;
  Explosions;
  Blow-outs and surface cratering;
  Uncontrollable flows of underground natural gas, oil or formation water;
  Natural disasters;
  Pipe and cement failures;
  Casing collapses;
  Embedded oilfield drilling and service tools;
  Abnormal pressure formations; and
  Environmental hazards such as natural gas leaks, oil spills, pipeline ruptures or discharges of toxic gases.

If any of these events occur, August Biomedical could incur substantial losses as a result of:

  Injury or loss of life;
  Severe damage to and destruction of property, natural resources or equipment;
  Pollution and other environmental damage;
  Clean-up responsibilities;
  Regulatory investigation and penalties;
  Suspension of our operations; or
  Repairs necessary to resume operations.

If August Biomedical were to experience any of these problems, it could affect well bores, gathering systems and processing facilities, any one of which could adversely affect the companies' ability to conduct operations. For some risks, August Biomedical may not obtain insurance if it believes the cost of available insurance is excessive relative to the risks presented. In addition, pollution and environmental risks generally are not fully insurable. If a significant accident or other event occurs and is not fully covered by insurance, it could adversely affect operations. Moreover, August Biomedical cannot assure the shareholders that it will be able to maintain adequate insurance in the future at rates considered reasonable.

Subsidiaries

August Biomedical has one wholly-owned British Columbia subsidiary, named August Research Corp.

Forward-looking Statements

Certain statements included in this Information Statement regarding August Biomedical which are not historical facts are forward-looking statements, including the information provided with respect to the future business operations and anticipated agreements and projects of August Biomedical after the Change of Business. These forward-looking statements are based on current expectations, estimates, assumptions and beliefs of management; and words such as "expects," "anticipates," "intends," "plans," "believes," "estimates" and similar expressions are intended to identify such forward-looking statements. These forward-looking statements involve risks and uncertainties, including, but not limited to, the success of August Biomedical's current or proposed business activities. Accordingly, actual results may differ materially from those expressed in the forward-looking statements.

2004 STOCK OPTION PLAN

General

There are presently 671,500 options outstanding under the 2002 stock option plan of August Biomedical. At the present time the options are of little or no value as the exercise price exceeds the market price of August Biomedical's common shares.

The Board of Directors and Majority Shareholders have adopted and approved a new stock option plan (the "Plan"). The purpose of the Plan is to enable August Biomedical to offer it's officers, directors, employees and consultants and advisors performance-based incentives and other equity interests in August Biomedical, thereby attracting, retaining, and rewarding such personnel. August Biomedical believes that increased share ownership by such persons more closely aligns stockholder and employee interests by encouraging a greater focus on the profitability of August Biomedical. There is reserved for issuance under the Plan an aggregate of 4,000,000 shares of common stock. All of such shares may, but need not, be issued pursuant to the exercise of incentive stock options. Options granted under the Plan may be either "incentive stock options," as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or non-statutory stock options. In addition, awards of or rights to purchase shares of August Biomedical's common stock ("Stock Rights") may be granted under the Plan. The Board of Directors intends to register the Plan under Form S-8 as soon as possible. A copy of the Plan is attached as Exhibit B.

Administration

The Plan will be administered by the Board of Directors or a committee appointed by the Board of Directors (the "Administrator"). The Administrator, subject to the terms and conditions of the plan, has authority to:

      select the persons to whom options and Stock Rights are to be granted;
    determine the number of shares of common stock to be covered by each option and Stock Right granted;
    approve forms of option agreement for use under the Plan;
    determine the terms and conditions of any option or Stock Right;
    reduce the exercise price of any option or Stock Right if the fair market value of the common stock covered by such Option or Stock Right has declined since the date the option or Stock Right was granted;
    institute an option exchange program;
    interpret the Plan and awards granted under the Plan;
    prescribe, amend and rescind rules and regulations relating to the Plan or sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;
    modify or amend each option or Stock Right issued;
    allow Optionees to satisfy withholding tax obligations by electing to have August Biomedical withhold from the shares to be issued on exercise of an option or Stock Right that number of shares having a fair market value equal to the amount required to be withheld;
    authorize any person to execute on behalf of August Biomedical any instrument required to effect the grant of an option or Stock Right previously granted by the Administrator; and
    make all other determinations and take all other actions necessary or advisable for the administration of the Plan.

All decisions, interpretations and other actions of the Administrator are final and binding on all holders of options and Stock Rights.

Eligibility; Limitations of Options

Non-statutory stock options and Stock Rights may be granted under the Plan to employees, directors and consultants of August Biomedical or any parent or subsidiary of August Biomedical. Incentive stock options may be granted only to employees. As discussed above, Section 162(m) of the Code places limits on the deductibility for federal income tax purposes of compensation paid to certain executive officers of August Biomedical. In order to preserve August Biomedical's ability to deduct the compensation income associated with options granted to such persons, the Plan provides that no employee may be granted, in any fiscal year of August Biomedical, options to purchase more than 1,000,000 shares of common stock plus options to purchase up to an additional 1,000,000 shares of common stock in connection with such employee's initial commencement of service to August Biomedical.

Terms and Conditions of Options

Options granted under the Plan are subject to additional terms and conditions under the individual option agreement. These terms and conditions include:

  Exercise Price. The Administrator will determine the exercise price of options granted at the time of grant. The exercise of an incentive stock option may not be less than 100% of the fair market value of the common stock on the date such option is granted; provided, however, the exercise of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the common stock on the date such option is granted. The fair market value of the common stock is generally determined with reference to the closing sale price for the common stock (or the closing bid if no sales were reported) on the last market trading day prior to the date the option is granted. The exercise price of a non-statutory stock option may be determined by the Administrator, provided however, the exercise price of a nonstatutory stock option intended to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code may not be less than 100% of the fair market value of the common stock on the date of grant.
  Exercise of Option. The Administrator determines when options become exercisable, and may in its discretion, accelerate the vesting of any outstanding option.
  Form of Consideration. The means of payment for shares issued on exercise of an option is specified in each option agreement. The Plan permits payment to be made by cash, check, promissory note, other shares of common stock of August Biomedical (with some restrictions), cashless exercise, a reduction in the amount of any Company liability to the optionee, any other form of consideration permitted by applicable law, or any combination thereof.
  Term of Option. The term of an incentive stock option may be no more than ten years from the date of grant; provided that in the case of an incentive stock option granted to a 10% stockholder, the term of the option may be no more than five years from the date of grant. No option may be exercised after the expiration of its term.
  Termination of Employment. If an optionee's employment, directorship or consulting relationship terminates for any reason (other than death or disability), then all options held by the optionee under the Plan expire on the earlier of (i) the date set forth in his or her notice of grant or stock option agreement or (ii) the expiration date of such option. To the extent the option is exercisable at the time of such termination, the optionee may exercise all or part of his or her option at any time before termination.
  Permanent Disability; Death. If an optionee's employment, directorship or consulting relationship terminates as a result of permanent and total disability (as defined in the Code) or death, then all options held by such optionee under the Plan will generally expire on the earlier of (i) twelve months from the date of termination of optionee's employment or (ii) the expiration date of the option. The optionee or, if applicable, the executor or other legal representative of the optionee's estate may exercise all or part of the optionee's option at any time before such expiration to the extent that the option was exercisable at the time of termination of employment.
  Non-transferability of Options. Options granted under the Plan generally are not transferable other than by will or the laws of descent and distribution, and may be exercised during the optionee's lifetime only by the optionee.
  Value Limitation. If the aggregate fair market value of all shares of common stock subject to an optionee's incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess portion of such option will be treated as a non-statutory stock option.
  Other Provisions. The stock option agreement may contain other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator.

Stock Rights. A Stock Right may award the recipient common stock or may give the recipient the right to purchase common stock. Shares received or purchased pursuant to a Stock Right are subject to a restricted stock agreement between August Biomedical and the recipient. Unless the Administrator determines otherwise, the restricted stock agreement will give August Biomedical a reacquisition option exercisable on the voluntary or involuntary termination of the recipient's employment or consulting relationship with August Biomedical for any reason (including death and disability). The acquisition price for any shares reacquired by August Biomedical will be the original price paid by the recipient, if any. The reacquisition option lapses at a rate determined by the Administrator. A Stock Right and the stock acquired (while restricted) is generally nontransferable other than by will or the laws of descent and distribution.

Adjustments of Options on Changes in Capitalization.

In the event that the stock of August Biomedical changes by reason of any stock split, reverse stock split, stock dividend, combination, reclassification or other similar changes in the capital structure of August Biomedical effected without the receipt of consideration, appropriate adjustments will be made in the number and class of shares of stock subject to the Plan, the number and class of shares of stock subject to any option or Stock Right outstanding under the Plan, and the exercise price of any such award. In the event of a liquidation or dissolution, any unexercised options will terminate. The Administrator may, in its discretion, provide that each optionee will fully vest in and have the right to exercise the optionee's option or Stock Right as to all of the optioned stock, and shall release all restrictions on any restricted stock prior to the consummation of the liquidation or dissolution. In the event of a merger, sale or Change of Business of August Biomedical into another corporation that results in a change of control of August Biomedical, options that would have become vested within 18 months after the closing date of the merger transaction will accelerate and become fully vested on the closing of the transaction. In the event of a change of control transaction, any other outstanding options that are not accelerated would be assumed by the successor company or an equivalent option would be substituted by the successor company. If any of these options are not assumed or substituted, they would terminate.

Amendment and Termination of the Plan.

The Administrator may amend, alter, suspend or terminate the Plan, or any part of the Plan, at any time and for any reason. No such action by the Board or stockholders may alter or impair any option or Stock Right previously granted under the Plan without the written consent of the optionee/recipient. Unless terminated earlier, the Plan will terminate ten years from the date of its approval by the stockholders or the Board, whichever is earlier.

Federal Income Tax Consequences of Options

Incentive Stock Options. An optionee who is granted an incentive stock option does not generally recognize taxable income at the time the option is granted or on its exercise, although the exercise may subject the optionee to the alternative minimum tax. On a disposition of the shares more than two years after grant of the option and one year after exercise of the option, any gain or loss is treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee recognizes ordinary income at the time of disposition equal to the difference between the exercise price and the lower of:

  the fair market value of the shares at the date of the option exercise; or
  the sale price of the shares.

Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income is treated as long-term or short-term capital gain or loss, depending on the holding period. A different rule for measuring ordinary income on such a premature disposition may apply if the optionee is an officer, director, or 10% stockholder of August Biomedical is entitled to a deduction in the same amount as the ordinary income recognized by the optionee.

Non-statutory Stock Options. An optionee does not recognize any taxable income at the time he or she is granted a non-statutory stock option. On exercise, the optionee recognizes taxable income generally by the excess of the then fair market value of the shares over the exercise price. Any taxable income recognized in connection with an option exercise by an employee of August Biomedical is subject to tax withholding by August Biomedical is entitled to a deduction in the same amount as the ordinary income recognized by the optionee. On a disposition of such shares by the optionee, any difference between the sale price and the optionee's exercise price, to the extent not recognized as taxable income as provided above, is treated as long-term or short-term capital gain or loss, depending on the holding period.

Stock Rights. Restricted stock is generally acquired pursuant to Stock Rights. At the time of acquisition, restricted stock is subject to a "substantial risk of forfeiture" within the meaning of Section 83 of the Code. As a result, the recipient will not generally recognize ordinary income at the time of acquisition. Instead, the recipient will recognize ordinary income on the dates when the stock ceases to be subject to a substantial risk of forfeiture. The stock will generally cease to be subject to a substantial risk of forfeiture when it is no longer subject to August Biomedical's right to reacquire the stock on the recipient's termination of employment with August Biomedical At such times, the recipient will recognize ordinary income measured as the difference between the purchase price (if any) and the fair market value of the stock on the date the stock is no longer subject to a substantial risk of forfeiture. The purchaser may accelerate to the date of acquisition his or her recognition of ordinary income, if any, and the beginning of any capital gain holding period, by timely filing an election pursuant to Section 83(b) of the Code. In such event, the ordinary income recognized, if any, is measured as the difference between the purchase price and the fair market value of the stock on the date of purchase and the capital gain holding period commences on such date. The ordinary income recognized by a purchaser who is an employee will be subject to tax withholding by August Biomedical Different rules may apply if the purchaser is also an officer, director, or 10% stockholder of August Biomedical.

The foregoing is only a summary of the effect of federal income taxation on optionees and August Biomedical with respect to the grant and exercise of options, and on recipients of Stock Rights, under the Plan. It does not purport to be complete, and does not discuss the tax consequences of the employee's, director's or consultant's death or the provisions of the income tax laws of any municipality, state or foreign country in which the employee, director or consultant may reside.

INDEPENDENT ACCOUNTANTS

August Biomedical's current auditor is the firm of Morgan & Company. During the past two years there have been no changes in, or disagreements with, accountants on accounting and/or financial disclosure.

WHERE YOU CAN FIND MORE INFORMATION

August Biomedical files annual, quarterly and special reports, proxy statements and other information with the Securities and Exchange Commission. You can read and copy any materials that August Biomedical files with the Securities and Exchange Commission at the SEC's Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549; the SEC's regional offices located at Seven World Trade Center, New York, New York 10048, and at 500 West Madison Street, Chicago, Illinois 60661. You can obtain information about the operation of the Securities and Exchange Commission 's Public Reference Room by calling the Securities and Exchange Commission at 1-800-SEC-0330. The Securities and Exchange Commission also maintains a Web site that contains information we file electronically with the Securities and Exchange Commission, which you can access over the Internet at http://www.sec.gov. Copies of these materials may also be obtained by mail from the Public Reference Section of the Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549 at prescribed rates.

INCORPORATION OF DOCUMENTS BY REFERENCE

The Securities and Exchange Commission allows August Biomedical to "incorporate by reference" the information it files with them, which means that August Biomedical can disclose important information to you without re-printing the information in this Information Statement by referring you to prior and future filings with the Securities and Exchange Commission. The information August Biomedical incorporates by reference is an important part of this Information Statement, and later information that August Biomedical files with the Securities and Exchange Commission will automatically update and supersede this information.

August Biomedical incorporates by reference the following documents filed by August Biomedical pursuant to the Securities Exchange Act of 1934: (i) August Biomedical's Annual Report on Form 10-KSB for the fiscal year ended December 31, 2002; and (ii) any future filings August Biomedical makes with the Securities and Exchange Commission under Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act pertaining to this information statement. You may request a copy of these filings (other than an exhibit to any of these filings unless August Biomedical has specifically incorporated that exhibit by reference into the filing), at no cost, by writing or telephoning August Biomedical at the following address:

                            August Biomedical Corporation
                            1014 Robson Street, P.O. Box 73575
                            Vancouver, British Columbia V6E 4L9
                            Telephone: 604-608-3831

You should rely only on the information August Biomedical has provided or incorporated by reference in this Information Statement or any supplement. August Biomedical has not authorized any person to provide information other than that provided here. August Biomedical has not authorized anyone to provide you with different information. You should not assume that the information in this Information Statement or any supplement is accurate as of any date other than the date on the front of the document.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Scott Houghton

Scott Houghton

President

EXHIBIT "A"
DEAN HELLER Secretary of State 202 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz
Certificate of Amendment (PURSUANT TO NRS 78.385 and 78.390)
Important: Read attached instructions before completing form.	ABOVE SPACE IS FOR OFFICE USE ONLY
Certificate of Amendment to Articles of Incorporation For Nevada Profit Corporations (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)
1. Name of corporation:
August Biomedical Corporation
2. The articles have been amended as follows (provide article numbers, if available):

1. NAME OF CORPORATION: "Pan American Energy Corp."

3. SHARES: The number of shares the corporation is authorized to issue is:

 i. 170,000,000 shares of common stock with a par value of 0.001 per share; and
ii. 25,000,000 shares of preferred stock with a par value of $0.001 per share.

Effective as of March 2 1, 2004 (the "Effective Date"), all outstanding shares of common stock of the
Corporation automatically shall be subdivided at the rate of five-for-one (the "Forward Split") without the necessity of any further action on the part of the holders thereof or the Corporation, provided, however, that the
Corporation shall, through its transfer agent, exchange certificates representing common stock outstanding immediately prior to the Effective Date of the Forward Split (the "Existing Common") into new certificates representing the appropriate number of shares of common stock resulting from the subdivision ("New Common").
From and after the Effective Date, the term "New Common" as used in this Third Article shall mean common stock as provided in the Certificate of Incorporation.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the *
articles of incorporation have voted in favor of the amendment is:

4. Effective date of filing (optional):	3/ 2 1/04
5. Officer Signature (required):	____________________________________ Scott Houghton, President
*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof.
IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.
This form must be accompanied by appropriate fees. See attached fee schedule.	Nevada Secretary of State AM 78.385 Amend 2003 Revised on: 11/03/03

EXHIBIT "B"

PAN AMERICAN ENERGY CORP.

2004 STOCK OPTION PLAN

This 2004 Stock Option Plan (the "Plan") provides for the grant of options to acquire common shares (the "Common Shares") in the capital of Pan American Energy Corp., a corporation formed under the laws of the State of Nevada (the "Corporation"). Stock options ("Options") granted under this Plan will include:

  stock options that qualify under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), which will be referred to in this Plan as "Incentive Stock Options"; and
  stock options that do not qualify under Section 422 of the Code, which will be referred to in this Plan as "Non-Qualified Stock Options".

1. PURPOSE

  The purpose of this Plan is to retain the services of valued key employees and consultants of the Corporation and such other persons as the Plan Administrator shall select in accordance with Section 4 below, and to encourage such persons to acquire a greater proprietary interest in the Corporation, thereby strengthening their incentive to achieve the objectives of the shareholders of the Corporation, and to serve as an aid and inducement in the hiring of new employees and to provide an equity incentive to consultants and other persons selected by the Plan Administrator.
  This Plan shall at all times be subject to all legal requirements relating to the administration of stock option plans, if any, under applicable corporate laws, applicable United States federal and state securities laws, the Code, the rules of any applicable stock exchange or stock quotation system, and the rules of any foreign jurisdiction applicable to Options granted to residents therein (collectively, the "Applicable Laws").

2. ADMINISTRATION

  This Plan shall be administered initially by the Board of Directors of the Corporation (the "Board"), except that the Board may, in its discretion, establish a committee composed of two (2) or more members of the Board or two (2) or more other persons to administer the Plan, which committee (the "Committee") may be an executive, compensation or other committee, including a separate committee especially created for this purpose. The Board or, if applicable, the Committee is referred to herein as the "Plan Administrator".
  If and so long as the Common Stock is registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Board shall consider in selecting the Plan Administrator and the membership of any Committee, with respect to any persons subject or likely to become subject to Section 16 of the Exchange Act, the provisions regarding (a) "outside directors" as contemplated by Section 162(m) of the Code, and (b) "Non-Employee Directors" as contemplated by Rule 16b-3 under the Exchange Act.
  The Committee shall have the powers and authority vested in the Board hereunder (including the power and authority to interpret any provision of the Plan or of any Option). The members of any such Committee shall serve at the pleasure of the Board. A majority of the members of the Committee shall constitute a quorum, and all actions of the Committee shall be taken by a majority of the members present. Any action may be taken by a written instrument signed by all of the members of the Committee and any action so taken shall be fully effective as if it had been taken at a meeting.
  Subject to the provisions of this Plan and any Applicable Laws, and with a view to effecting its purpose, the Plan Administrator shall have sole authority, in its absolute discretion, to:

i. construe and interpret this Plan;

ii. define the terms used in the Plan;

iii. prescribe, amend and rescind the rules and regulations relating to this Plan;

iv. correct any defect, supply any omission or reconcile any inconsistency in this Plan;

v. grant both Incentive Stock Options and Non-Qualified Stock Options under this Plan;

vi. determine the individuals to whom Options shall be granted under this Plan and whether an Option is an Incentive Stock Option or a Non-Qualified Stock Option;

vii. determine the time or times at which Incentive Stock Options and Non-Qualified Stock Options shall be granted under this Plan;

viii. determine the number of Common Shares subject to each Incentive Stock Option or Non-Qualified Stock Option, the exercise price of each Incentive Stock Option or Non-Qualified Stock Option, the duration of each Incentive Stock Option or Non-Qualified Stock Option and the times at which each Incentive Stock Option or Non-Qualified Stock Option shall become exercisable;

ix. determine all other terms and conditions of the Incentive Stock Options and Non-Qualified Stock Options;

x. make all other determinations and interpretations necessary and advisable for the administration of the Plan;

xi. All decisions, determinations and interpretations made by the Plan Administrator shall be binding and conclusive on all participants in the Plan and on their legal representatives, heirs and beneficiaries; and

xii. All decisions, determinations, interpretations and actions involving a conflict of interests between the Corporation and a Director of the Corporation shall be made or taken by the Plan Administrator in accordance with Chapter 78 of the Nevada Revised Statutes.

3. ELIGIBILITY

  Incentive Stock Options may be granted to any individual who, at the time the Incentive Stock Option is granted, is an employee of the Corporation or any Related Corporation (as defined below) ("Employees").
  Non-Qualified Stock Options may be granted to Employees and to such other persons, including directors, officers and consultants of the Corporation or any Related Corporation, who are not Employees as the Plan Administrator shall select, subject to any Applicable Laws.
  Options may be granted in substitution for outstanding Options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization between such other corporation and the Corporation or any subsidiary of the Corporation. Options also may be granted in exchange for outstanding Options.
  Any person to whom an Option is granted under this Plan is referred to as an "Optionee". Any person who is the owner of an Option is referred to as a "Holder".
  As used in this Plan, the term "Related Corporation" shall mean any corporation (other than the Corporation) that is a "Parent Corporation" of the Corporation or "Subsidiary Corporation" of the Corporation, as those terms are defined in Sections 424(e) and 424(f), respectively, of the Code (or any successor provisions) and the regulations thereunder (as amended from time to time).

4. STOCK

The Plan Administrator is authorized to grant Options to acquire up to a total of up to 4,000,000 of the Corporation's Common Shares, provided however, that the maximum number of Common Shares available for grant of Incentive Stock Options to any one person under the Plan shall equal to 1,500,000 Common Shares. The number of Common Shares with respect to which Options may be granted hereunder is subject to adjustment as set forth in Section 6.1(m) hereof. In the event that any outstanding Option expires or is terminated for any reason, the Common Shares allocable to the unexercised portion of such Option may again be subject to an Option granted to the same Optionee or to a different person eligible under Section 4 of this Plan; provided however, that any cancelled Options will be counted against the maximum number of shares with respect to which Options may be granted to any particular person as set forth in Section 4 hereof.

5. TERMS AND CONDITIONS OF OPTIONS

Each Option granted under this Plan shall be evidenced by a written agreement approved by the Plan Administrator (each, an "Agreement"). Agreements may contain such provisions, not inconsistent with this Plan or any Applicable Laws, as the Plan Administrator in its discretion may deem advisable. All Options also shall comply with the following requirements:

  Number of Shares and Type of Option. Each Agreement shall state the number of Common Shares to which it pertains and whether the Option is intended to be an Incentive Stock Option or a Non-Qualified Stock Option; provided that:

  i. the number of Common Shares that may be reserved pursuant to the exercise of Options granted to any person shall not exceed 1,500,000 Common Shares and the number of Common Shares that may be reserved pursuant to the exercise of Incentive Stock Options granted to any person shall not exceed 1,500,000 Common Shares;

  ii. in the absence of action to the contrary by the Plan Administrator in connection with the grant of an Option, all Options shall be Non-Qualified Stock Options;

  iii. the aggregate fair market value (determined at the Date of Grant, as defined below) of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (granted under this Plan and all other Incentive Stock Option plans of the Corporation, a Related Corporation or a predecessor corporation) shall not exceed U.S.$100,000, or such other limit as may be prescribed by the Code as it may be amended from time to time (the "Annual Limit"); and

  iv. any portion of an Option which exceeds the Annual Limit shall not be void but rather shall be a Non-Qualified Stock Option.

  Date of Grant . Each Agreement shall state the date the Plan Administrator has deemed  to be the effective date of the Option for purposes of this Plan (the "Date of Grant").

  Option Price. Each Agreement shall state the price per Common Share at which it is exercisable. The Plan Administrator shall act in good faith to establish the exercise price in accordance with Applicable Laws; provided that:

i. per share exercise price for an Incentive Stock Option or any Option granted to a "Covered Employee" as such term is defined for purposes of Section 162(m) of the Code shall not be less than the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith;

ii. respect to Incentive Stock Options granted to greater-than-ten percent (>10%) shareholders of the Corporation (as determined with reference to Section 424(d) of the Code), the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per Common Share at the Date of Grant as determined by the Plan Administrator in good faith;

iii. Options granted in substitution for outstanding options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Corporation or any subsidiary of the Corporation may be granted with an exercise price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substitution is to occur; and

iv. the per share exercise price for a Non-Qualified Stock Option shall not be less than 85% of the fair market value per Common Share traded through the facilities of Over-the-Counter Bulletin Board service of the National Association of Securities Dealers Inc., Nasdaq Small Cap Market, Nasdaq National Market or the American Stock Exchange (each a "Designated Exchange"), or if the Common Shares are not listed for trading on a Designated Exchange, through such other exchange or quotation system on which the Common Shares are listed or quoted for trading, at the Date of Grant, less any discount permitted by the Designated Exchange.

  Duration of Options. At the time of the grant of the Option, the Plan Administrator shall designate, subject to Section 6.1(g) below, the expiration date of the Option, which date shall not be later than ten (10) years from the Date of Grant; provided, that:

  i. the expiration date of any Incentive Stock Option granted to a greater-than-ten percent (>10%) shareholder of the Corporation (as determined with reference to Section 424(d) of the Code) shall not be later than five (5) years from the Date of Grant;

  ii. so long as the Common Shares are traded on a Designated Exchange, all Options granted under this Section 6 shall expire not later than five (5) years from the Date of Grant; and

  iii. if the Common Shares are not traded on a Designated Exchange and in the absence of action to the contrary by the Plan Administrator in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under this Section 6 shall expire not later than ten (10) years from the Date of Grant.

  Vesting Schedule. No Option shall be exercisable until it has vested. All Non-Qualified Stock Options will vest at the Date of Grant thereof. The Plan Administrator shall specify the vesting schedule of an Incentive Stock Option at the Date of Grant thereof prior to the provision of services with respect to which such Incentive Stock Option is granted; provided, that if no vesting schedule is specified at the time of grant, the Incentive Stock Option shall vest according to the following schedule:

Percentage of Total Incentive Stock Option Vested	Number of Months Following Date of Grant
30%	6 Months
40%	12 Months
30%	18 Months

The Plan Administrator may specify a vesting schedule for all or any portion of an Incentive Stock Option based on the achievement of performance objectives established in advance of the commencement by the Optionee of services related to the achievement of the performance objectives. Performance objectives shall be expressed in terms of objective criteria, including but not limited to, one or more of the following: return on equity, return on assets, share price, market share, sales, earnings per share, costs, net earnings, net worth, inventories, cash and cash equivalents, gross margin or the Corporation's performance relative to its internal business plan. Performance objectives may be in respect of the performance of the Corporation as a whole (whether on a consolidated or unconsolidated basis), a Related Corporation, or a subdivision, operating unit, product or product line of either of the foregoing. Performance objectives may be absolute or relative and may be expressed in terms of a progression or a range. An Incentive Stock Option that is exercisable (in full or in part) upon the achievement of one or more performance objectives may be exercised only following written notice to the Optionee and the Corporation by the Plan Administrator that the performance objective has been achieved.

  Acceleration of Vesting. The vesting of one or more outstanding Incentive Stock Options may be accelerated by the Plan Administrator at such times and in such amounts as it shall determine in its sole discretion.

  Term of Option
    Options that have vested shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:
      the expiration of the Option, as designated by the Plan Administrator in accordance with (d) in this section above;
      the date of an Optionee's termination of employment or contractual relationship with the Corporation or any Related Corporation for cause (as determined by the Plan Administrator, acting reasonably);

  the expiration of 30 days from the date of an Optionee's termination of employment or contractual relationship with the Corporation or any Related Corporation for any reason whatsoever other than cause, death or Disability (as defined below); or
  the expiration of one year from termination of an Optionee's employment or contractual relationship by reason of death or the expiration of six months from termination of an Optionee's employment or contractual relationship by reason of Disability (as defined below).
    Notwithstanding (g)(i) in this section above, any Options that have vested and which have been granted to the Optionee in the Optionee's capacity as a director of the Corporation or any Related Corporation shall terminate upon the occurrence of the first of the following events:
      the event specified in (g)(i)(1) in this section above;
      the date of an Optionee is removed as a director for cause (as determined by the Plan Administrator, acting reasonably);
      the expiration of one year from the date of the death of the Optionee, or the expiration of six (6) months from cessation of the Optionee's service as a director of the Corporation or Related Corporation, as the case may be, by reason of Disability (as defined below); and
      the expiration of 30 days from the date the Optionee ceases to serve as a director of the Corporation or Related Corporation, as the case may be, unless the Optionee continues to be engaged by the Corporation as an Employee, officer or consultant and in such case, the terms of the Option shall be governed by the provisions of (g)(i) of this section.
    Upon the death of an Optionee, any vested Options held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution of the Optionee's domicile at the time of death and only until such Options terminate as provided above.
    For purposes of the Plan, unless otherwise defined in the Agreement, "Disability" shall mean medically determinable physical or mental disability which no accommodation otherwise required under the Americans with Disabilities Act can be made and which has lasted or can be expected to last for a continuous period of not less than twelve (12) months or that can be expected to result in death. The Plan Administrator shall determine whether an Optionee has incurred a Disability on the basis of medical evidence acceptable to the Plan Administrator. Upon making a determination of Disability, the Plan Administrator shall, for purposes of the Plan, determine the date of an Optionee's termination of employment or contractual relationship.
    Unless accelerated in accordance with (f) above in this section, unvested Incentive Stock Options shall terminate immediately upon:
      if the Optionee is granted the Incentive Stock Options in his capacity as an Employee of the Corporation or a Related Corporation, termination of the Optionee's employment with the Corporation or the Related Corporation, as the case may be, for any reason whatsoever, including death or Disability;
      if the Optionee is granted the Incentive Stock Options in his capacity as a consultant, termination of the consulting agreement between the Optionee and the Corporation or the Related Corporation, as the case may be, for any reason whatsoever; and
      if the Optionee is granted the Incentive Stock Options in his capacity as a director or officer of the Corporation or a Related Corporation, the Optionee ceasing to be a director or officer of the Corporation or the Related Corporation, as the case may be.
      For purposes of this Plan, transfer of employment between or among the Corporation and/or any Related Corporation shall not be deemed to constitute a termination of employment with the Corporation or any Related Corporation. Employment shall be deemed to continue while the Optionee is on military leave, sick leave or other bona fide leave of absence (as determined by the Plan Administrator). The foregoing notwithstanding, employment shall not be deemed to continue beyond the first ninety (90) days of such leave, unless the Optionee's re-employment rights are guaranteed by statute or by contract.

  Exercise of Options.
    Options shall be exercisable, in full or in part, at any time after vesting, until termination. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration of the Option term. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.
    Options or portions thereof may be exercised by giving written notice to the Corporation, which notice shall specify the number of shares to be purchased, and be accompanied by payment in the amount of the aggregate exercise price for the Common Shares so purchased, which payment shall be in the form specified in section (i) below. The Corporation shall not be obligated to issue, transfer or deliver a certificate representing Common Shares to the Holder of any Option, until provision has been made by the Holder, to the satisfaction of the Corporation, for the payment of the aggregate exercise price for all shares for which the Option shall have been exercised and for satisfaction of any tax withholding obligations associated with such exercise. During the lifetime of an Optionee, Options are exercisable only by the Optionee.
  Payment upon Exercise of Option.

Upon the exercise of any Option, the aggregate exercise price shall be paid to the Corporation in cash or by certified or cashier's check. In addition, if pre-approved in writing by the Plan Administrator who may arbitrarily withhold consent, the Holder may pay for all or any portion of the aggregate exercise price by complying with one or more of the following alternatives:
    by delivering a properly executed exercise notice together with irrevocable instructions to a broker promptly to sell or margin a sufficient portion of the Common Shares and deliver directly to the Corporation the amount of sale or margin loan proceeds to pay the exercise price; or
    by complying with any other payment mechanism approved by the Plan Administrator at the time of exercise.
  No Rights as a Shareholder. A Holder shall have no rights as a shareholder with respect to any Common Shares covered by an Option until such Holder becomes a record holder of such Common Shares, irrespective of whether such Holder has given notice of exercise. Subject to the provisions of (m) in this section, no rights shall accrue to a Holder and no adjustments shall be made on account of dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights declared on, or created in, the Common Shares for which the record date is prior to the date the Holder becomes a record holder of the Common Shares covered by the Option, irrespective of whether such Holder has given notice of exercise.

  Non-transferability of Options. Options granted under this Plan and the rights and privileges conferred by this Plan may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will, by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by this Plan contrary to the provisions hereof, or upon the sale, levy or any attachment or similar process upon the rights and privileges conferred by this Plan, such Option shall thereupon terminate and become null and void.

  Securities Regulation and Tax Withholding
    Common Shares shall not be issued with respect to an Option unless the exercise of such Option and the issuance and delivery of such Common Shares shall comply with all Applicable Laws, and such issuance shall be further subject to the approval of counsel for the Corporation with respect to such compliance, including the availability of an exemption from prospectus and registration requirements for the issuance and sale of such Common Shares. The inability of the Corporation to obtain from any regulatory body the authority deemed by the Corporation to be necessary for the lawful issuance and sale of any Common Shares under this Plan, or the unavailability of an exemption from prospectus and registration requirements for the issuance and sale of any Common Shares under this Plan, shall relieve the Corporation of any liability with respect to the non-issuance or sale of such Common Shares.
    By accepting an Option, the Optionee represents and agrees that none of the Common Shares purchased upon exercise of the Option will be distributed in violation of any Applicable Laws. As a condition to the exercise of an Option, the Plan Administrator may require the Holder to represent and warrant in writing at the time of such exercise that the Common Shares are being purchased only for investment and without then-present intention to sell or distribute such Common Shares. If necessary under Applicable Laws, the Plan Administrator may cause a stop-transfer order against such Common Shares to be placed on the stock books and records of the Corporation, and a legend indicating that such Common Shares may not be pledged, sold or otherwise transferred unless an opinion of counsel is provided stating that such transfer is not in violation of any Applicable Laws, may be stamped on the certificates representing such Common Shares in order to assure an exemption from registration. The Plan Administrator also may require such other documentation as may from time to time be necessary to comply with applicable securities laws. THE CORPORATION HAS NO OBLIGATION TO UNDERTAKE REGISTRATION OF OPTIONS OR THE COMMON SHARES ISSUABLE UPON THE EXERCISE OF OPTIONS.
    The Holder shall pay to the Corporation by certified or cashier's check, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable, all applicable federal, state, local and foreign withholding taxes that the Plan Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of Common Shares acquired upon exercise of an Option or otherwise related to an Option or Common Shares acquired in connection with an Option. Upon approval of the Plan Administrator, a Holder may satisfy such obligation by complying with one or more of the following alternatives selected by the Plan Administrator:
      by executing appropriate loan documents approved by the Plan Administrator by which the Holder borrows funds from the Corporation to pay any withholding taxes due under (iii) above in this section, with such repayment terms as the Plan Administrator shall select; or
      by complying with any other payment mechanism approved by the Plan Administrator from time to time.
    The issuance, transfer or delivery of certificates representing Common Shares pursuant to the exercise of Options may be delayed, at the discretion of the Plan Administrator, until the Plan Administrator is satisfied that the applicable requirements of all Applicable Laws and the withholding provisions of the Code have been met and that the Holder has paid or otherwise satisfied any withholding tax obligation as described in (iii) above.
  Adjustments Upon Changes In Capitalization
    The aggregate number and class of shares for which Options may be granted under this Plan, the number and class of shares covered by each outstanding Option, and the exercise price per share thereof (but not the total price), and each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued Common Shares of the Corporation resulting from:
      a subdivision or consolidation of shares or any like capital adjustment, or the issuance of any Common Shares, or securities exchangeable for or convertible into Common Shares, to the holders of all or substantially all of the outstanding Common Shares by way of a stock dividend (other than the issue of Common Shares, or securities exchangeable for or convertible into Common Shares, to holders of Common Shares pursuant to their exercise of options to receive dividends in the form of Common Shares, or securities convertible into Common Shares, in lieu of dividends paid in the ordinary course on the Common Shares).

    Except as provided in (iii) of this section hereof, upon a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of common shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or stock, separation, reorganization (other than a mere re-incorporation or the creation of a holding Corporation) or liquidation of the Corporation, as a result of which the shareholders of the Corporation, receive cash, shares or other property in exchange for or in connection with their Common Shares, any Option granted hereunder shall terminate, but the Holder shall have the right to exercise such Holder's vested Option immediately prior to any such merger, consolidation, acquisition of property or shares, separation, reorganization or liquidation, and to be treated as a shareholder of record for the purposes thereof, to the extent the vesting requirements set forth in the Option agreement have been satisfied.
    If the shareholders of the Corporation receive shares in the capital of another corporation ("Exchange Shares") in exchange for their Common Shares in any transaction involving a merger (other than a merger of the Corporation in which the holders of Common Shares immediately prior to the merger have the same proportionate ownership of Common Shares in the surviving corporation immediately after the merger), consolidation, acquisition of property or shares, separation or reorganization (other than a mere re-incorporation or the creation of a holding Corporation), all Options granted hereunder shall be converted into options to purchase Exchange Shares unless the Corporation and the corporation issuing the Exchange Shares, in their sole discretion, determine that any or all such Options granted hereunder shall not be converted into options to purchase Exchange Shares but instead shall terminate in accordance with, and subject to the Holder's right to exercise the Holder's Options pursuant to, the provisions of (ii) of this section. The amount and price of converted options shall be determined by adjusting the amount and price of the Options granted hereunder in the same proportion as used for determining the number of Exchange Shares the holders of the Common Shares receive in such merger, consolidation, acquisition or property or stock, separation or reorganization. Unless accelerated by the Board, the vesting schedule set forth in the option agreement shall continue to apply to the options granted for the Exchange Shares.
    In the event of any adjustment in the number of Common Shares covered by any Option, any fractional shares resulting from such adjustment shall be disregarded and each such Option shall cover only the number of full shares resulting from such adjustment.
    All adjustments pursuant to this section shall be made by the Plan Administrator, and its determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.
    The grant of an Option shall not affect in any way the right or power of the Corporation to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, to merge, consolidate or dissolve, to liquidate or to sell or transfer all or any part of its business or assets.

6. EFFECTIVE DATE; AMENDMENT; SHAREHOLDER APPROVAL

  Options may be granted by the Plan Administrator from time to time on or after the date on which this Plan is adopted by the Board (the "Effective Date").

  Unless sooner terminated by the Board, this Plan shall terminate on the tenth anniversary of the Effective Date. No Option may be granted after such termination or during any suspension of this Plan.

  Any Incentive Stock Options granted by the Plan Administrator prior to the ratification of this Plan by the shareholders of the Corporation shall be granted subject to approval of this Plan by the holders of a majority of the Corporation's outstanding voting shares within twelve (12) months before or after the Effective Date. If such shareholder approval is sought and not obtained, all such Incentive Stock Options granted prior thereto and thereafter shall be considered Non-Qualified Stock Options and any such Incentive Stock Options granted to Covered Employees will not be eligible for the exclusion set forth in Section 162(m) of the Code with respect to the deductibility by the Corporation of certain compensation.

7. NO OBLIGATIONS TO EXERCISE OPTION

The grant of an Option shall impose no obligation upon the Optionee to exercise such Option.

8. NO RIGHT TO OPTIONS OR TO EMPLOYMENT

Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Corporation or any Related Corporation, express or implied, that the Corporation or any Related Corporation will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Corporation's or, where applicable, a Related Corporation's right to terminate Optionee's employment at any time, which right is hereby reserved.

9. APPLICATION OF FUNDS

The proceeds received by the Corporation from the sale of Common Shares issued upon the exercise of Options shall be used for general corporate purposes, unless otherwise directed by the Board.

10. INDEMNIFICATION OF PLAN ADMINISTRATOR

In addition to all other rights of indemnification they may have as members of the Board, members of the Plan Administrator shall be indemnified by the Corporation for all reasonable expenses and liabilities of any type or nature, including attorneys' fees, incurred in connection with any action, suit or proceeding to which they or any of them are a party by reason of, or in connection with, this Plan or any Option granted under this Plan, and against all amounts paid by them in settlement thereof (provided that such settlement is approved by independent legal counsel selected by the Corporation), except to the extent that such expenses relate to matters for which it is adjudged that such Plan Administrator member is liable for willful misconduct; provided, that within fifteen (15) days after the institution of any such action, suit or proceeding, the Plan Administrator member involved therein shall, in writing, notify the Corporation of such action, suit or proceeding, so that the Corporation may have the opportunity to make appropriate arrangements to prosecute or defend the same.

11. AMENDMENT OF PLAN

The Plan Administrator may, at any time, modify, amend or terminate this Plan or modify or amend Options granted under this Plan, including, without limitation, such modifications or amendments as are necessary to maintain compliance with the Applicable Laws. The Plan Administrator may condition the effectiveness of any such amendment on the receipt of shareholder approval at such time and in such manner as the Plan Administrator may consider necessary for the Corporation to comply with or to avail the Corporation and/or the Optionees of the benefits of any securities, tax, market listing or other administrative or regulatory requirements.

Effective Date: March 2 1, 2004

INDIVIDUAL STOCK OPTION AGREEMENT
PURSUANT TO PAN AMERICAN ENERGY CORP.
2004 STOCK OPTION PLAN

THIS AGREEMENT is entered into as of ____ day of __________________, 2004 (the "Date of Grant")

BETWEEN:

PAN AMERICAN ENERGY CORP., a corporation incorporated pursuant to the laws of State of Nevada, having a business office at 6644 North Ocean Boulevard, Ocean Ridge, Florida 33435;

(the "Company")

AND:

______________________, of __________________________________
________________________________________________________________________________________________________________________

(the "Optionee")

WHEREAS:

  The Board of Directors of the Company (the "Board") has approved and adopted the 2004 Stock Option Plan (the "Plan"), pursuant to which the Board is authorized to grant to employees and other selected persons stock options to purchase common stock, without par value, of the Company (the "Common Stock");
  The Plan provides for the granting of stock options that either (i) are intended to qualify as "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or (ii) do not qualify under Section 422 of the Code ("Non-Qualified Stock Options"); and
  The Board has authorized the grant to Optionee of options to purchase a total of _______________________ shares of Common Stock (the "Options"), which Options are intended to be (select one):

  Incentive Stock Options; or

  Non-Qualified Stock Options;

NOW THEREFORE, the Company agrees to offer to the Optionee the option to purchase, upon the terms and conditions set forth herein and in the Plan, _______________ shares of Common Stock. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Plan.

  Exercise Price and Duration. The Options shall be exercisable until 4:00 p.m. (Vancouver time) on that day (the "Expiration Date") that is ________ years following the Date of Grant, at an exercise price of US$______ per share; provided that in accordance with Section 5.1(d) of the Plan:
    the Expiration Date of any Incentive Stock Option granted to a greater than ten percent (> 10%) shareholder of the Company shall not be later than five (5) years from the Date of Grant);
    so long as the Company's Common Stock is traded on a Designated Exchange (as defined in the Plan), all Options granted pursuant to the Plan shall expire not later than five (5) years from the Date of Grant; and

  if the Common Shares are not traded on a Designated Exchange and in the absence of action to the contrary by the Plan Administrator (as defined in the Plan) in connection with the grant of a particular Option, and except in the case of Incentive Stock Options as described above, all Options granted under the Plan shall expire not later than ten (10) years from the Date of Grant.
  Limitation on the Number of Shares. If the Options granted hereby are Incentive Stock Options, the number of shares which may be acquired upon exercise thereof is subject to the limitations set forth in Section 5.1(a) of the Plan.
  Vesting Schedule.

    If the Options granted hereby are Non-Qualified Stock Options, they shall vest as of the Date of Grant.

    If the Options granted hereby are Incentive Stock Options, they shall vest in accordance with Section 5.1(e) of the Plan.

  Options not Transferable. The Options may not be transferred, assigned, pledged or hypothecated in any manner (whether by operation of law or otherwise) other than by will or by applicable laws of descent and distribution, and shall not be subject to execution, attachment or similar process. In the event of an Optionee's death, any Option held by the Optionee shall be exercisable only by the person or persons to whom such Optionee's rights under such Option shall pass by the Optionee's will or by the laws of descent and distribution. Upon any attempt to transfer, pledge, hypothecate or otherwise dispose of any Option or of any right or privilege conferred by the Plan contrary to the provisions thereof, or upon the sale, levy or attachment or similar process upon the rights and privileges conferred by the Plan, such Option shall thereupon terminate and become null and void.
  Investment Intent. By accepting the Options, the Optionee represents and agrees that none of the shares of Common Stock purchased upon exercise of the Options will be distributed in violation of applicable federal and state laws and regulations. In addition, the Company may require, as a condition of exercising the Options, that the Optionee execute an undertaking, in such a form as the Company shall reasonably specify, that the Stock is being purchased only for investment and without any then-present intention to sell or distribute such shares.

  Termination of Options. Vested Options shall terminate, to the extent not previously exercised, upon the occurrence of the first of the following events:

    Expiration. The Expiration Date.
    Termination for Cause. The date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation (as defined in the Plan) for cause (as determined in the sole discretion of the Plan Administrator, acting reasonably).
    Termination Due to Death or Disability. The expiration of one (1) year from the date of the death of the Optionee, or the expiration of six (6) months from termination of an Optionee's employment or contractual relationship by reason of Disability (as defined in Section 5(g) of the Plan).
    Termination for Any Other Reason. The expiration of thirty (30) days from the date of an Optionee's termination of employment or contractual relationship with the Company or any Related Corporation for any reason whatsoever other than cause, death or Disability.

  Termination of Options Granted in the Optionee's Capacity as a Director. Notwithstanding Section 6, any Options that have vested and which have been granted to the Optionee in the Optionee's capacity as a director of the Company or a Related Corporation shall terminate upon the occurrence of the first of the following events:

  Expiration. The Expiration Date.
  Termination for Cause. The date the Optionee is removed as a director for cause (as determined in the sole discretion of the Plan Administrator, acting reasonably).
  Termination Due to Death or Disability. The expiration of one (1) year from the date of the death of the Optionee, or the expiration of six (6) months from cessation of the Optionee's service as a director of the Company or Related Corporation, as the case may be, by reason of Disability.
  Termination Due to Cessation of Service as a Director. The expiration of thirty (30) days from the date the Optionee ceases to serve as a director of the Company or Related Corporation, as the case may be, unless the Optionee continues to be engaged by the Corporation as an Employee (as defined in the Plan), officer or consultant in which event the terms of the Option shall be governed by the provisions of Section 6.
  Termination of Unvested Incentive Stock Options. Each unvested Incentive Stock Option granted pursuant hereto shall terminate immediately upon termination of the Optionee's employment or contractual relationship with the Company for any reason whatsoever, including death or Disability, unless vesting is accelerated in accordance with Section 5(f) of the Plan.
  Stock. In the case of any stock split, stock dividend or like change in the nature of shares of Stock covered by this Agreement, the number of shares and exercise price shall be proportionately adjusted as set forth in Section 5(m) of the Plan.

  Exercise of Option. Options shall be exercisable, in full or in part, at any time after vesting, until termination; provided, however, that any Optionee who is subject to the reporting and liability provisions of Section 16 of the Securities Exchange Act of 1934 with respect to the Common Stock shall be precluded from selling or transferring any Common Stock or other security underlying an Option during the six (6) months immediately following the grant of that Option. If less than all of the shares included in the vested portion of any Option are purchased, the remainder may be purchased at any subsequent time prior to the expiration or termination of the Option. Only whole shares may be issued pursuant to an Option, and to the extent that an Option covers less than one (1) share, it is unexercisable.

  Each exercise of the Options shall be by means of delivery of a notice of election to exercise (which may be in the form attached hereto as Exhibit A) to the Chief Financial Officer of the Company at its principal executive office, specifying the number of shares of Common Stock to be purchased and accompanied by payment in cash by certified check or cashier's check in the amount of the full exercise price for the Common Stock to be purchased.

  Holding Period for Incentive Stock Options. In order to obtain the tax treatment provided for Incentive Stock Options by Section 422 of the Code, the shares of Common Stock received upon exercising any Incentive Stock Options received pursuant to this Agreement must be sold, if at all, after a date which is later of two (2) years from the date of this agreement is entered into or one (1) year from the date upon which the Options are exercised. The Optionee agrees to report sales of shares prior to the above determined date to the Company within one (1) business day after such sale is concluded. The Optionee also agrees to pay to the Company, within five (5) business days after such sale is concluded, the amount necessary for the Company to satisfy its withholding requirement required by the Code in the manner specified in Section 5.1(1)(iii) of the Plan. Nothing in this Section is intended as a representation that Common Stock may be sold without registration under state and federal securities laws or an exemption therefrom or that such registration or exemption will be available at any specified time.
  Subject to 2004 Stock Option Plan. The terms of the Options are subject to the provisions of the Plan, as the same may from time to time be amended, and any inconsistencies between this Agreement and the Plan, as the same may be from time to time amended, shall be governed by the provisions of the Plan, a copy of which has been delivered to the Optionee, and which is available for inspection at the principal offices of the Company.

  Professional Advice. The acceptance of the Options and the sale of Common Stock issued pursuant to the exercise of Options may have consequences under federal and state tax and securities laws which may vary depending upon the individual circumstances of the Optionee. Accordingly, the Optionee acknowledges that he or she has been advised to consult his or her personal legal and tax advisor in connection with this Agreement and his or her dealings with respect to Options for the Common Stock. Without limiting other matters to be considered, the Optionee should consider whether upon the exercise of Options, the Optionee will file an election with the Internal Revenue Service pursuant to Section 83(b) of the Code.
  No Employment Relationship. Whether or not any Options are to be granted under this Plan shall be exclusively within the discretion of the Plan Administrator, and nothing contained in this Plan shall be construed as giving any person any right to participate under this Plan. The grant of an Option shall in no way constitute any form of agreement or understanding binding on the Company or any Related Corporation, express or implied, that the Company or any Related Corporation will employ or contract with an Optionee for any length of time, nor shall it interfere in any way with the Company's or, where applicable, a Related Corporation's right to terminate Optionee's employment at any time, which right is hereby reserved.
  Entire Agreement. This Agreement is the only agreement between the Optionee and the Company with respect to the Options, and this Agreement and the Plan supersede all prior and contemporaneous oral and written statements and representations and contain the entire agreement between the parties with respect to the Options.
  Proper Law. This Agreement will be governed by and construed in accordance with the laws of the State of Nevada.
  Notices. Any notice required or permitted to be made or given hereunder shall be mailed or delivered personally to the addresses set forth below, or as changed from time to time by written notice to the other:

  The Company:

  Pan American Energy Corp.
  6644 North Ocean Boulevard
  Ocean Ridge, Florida 33435
  Attention: Chief Financial Officer

  The Optionee:

  ________________________

  ________________________

  ________________________

  (fill in name and address)

  Counterparts. This Agreement may be executed in several counterparts, each of which will be deemed to be an original and all of which will together constitute one and the same instrument.
  Electronic Means. Delivery of an executed copy of this Agreement by electronic facsimile transmission or other means of electronic communication capable of producing a printed copy will be deemed to be execution and delivery of this Agreement as of the Date of Grant.

IN WITNESS WHEREOF the parties have executed and delivered this Agreement as of the date first above written.

PAN AMERICAN ENERGY CORP.

Per:
Authorized Signatory

SIGNED, SEALED and DELIVERED by ______________________ in the presence of: Signature Print Name Address Occupation	(name of Optionee) OPTIONEE

THERE MAY NOT BE PRESENTLY AVAILABLE EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF APPLICABLE FEDERAL AND STATE SECURITIES LAWS FOR THE ISSUANCE OF SHARES OF STOCK UPON EXERCISE OF THESE OPTIONS. ACCORDINGLY, THESE OPTIONS CANNOT BE EXERCISED UNLESS THESE OPTIONS AND THE SHARES OF STOCK TO BE ISSUED UPON EXERCISE OF THESE OPTIONS ARE REGISTERED OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS IS AVAILABLE.

THE SHARES OF STOCK ISSUED PURSUANT TO THE EXERCISE OF OPTIONS WILL BE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 UNDER THE SECURITIES ACT OF 1933 AND WILL BEAR A LEGEND RESTRICTING RESALE UNLESS THEY ARE REGISTERED UNDER STATE AND FEDERAL SECURITIES LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE. THE COMPANY IS NOT OBLIGATED TO REGISTER THE SHARES OF STOCK OR TO MAKE AVAILABLE ANY EXEMPTION FROM REGISTRATION.

EXHIBIT A

Notice of Election to Exercise

To: Pan American Energy Corp.
Attention: The Chief Financial Officer

This Notice of Election to Exercise shall constitute proper notice pursuant to Section 5(h) of the 2004 Stock Option Plan (the "Plan") of Pan American Energy Corp. (the "Company") and Section 10 of that certain Stock Option Agreement (the "Agreement") dated as of the _____ day of ___________________________, between the Company and the undersigned.

The undersigned hereby elects to exercise Optionee's option to purchase shares of the common stock of the Company at a price of US$ _______ per share, for aggregate consideration of US$ __________, on the terms and conditions set forth in the Agreement and the Plan. Such aggregate consideration, in the form specified in Section 10 of the Agreement, accompanies this notice.

The undersigned has executed this Notice this _______ day of ____________, _______.

Signature

Name (typed or printed)